Exhibit 99.2 First Quarter 2018 Results Conference Call May 9, 2018

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward‐looking statements,” made pursuant to the safe harbor  provisions of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements relate to future, not past, events  and often address our expected future growth, plans and performance or forecasts. These forward‐looking statements are often  identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,”  “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward‐looking statements  contain these identifying words. Such forward‐looking statements are based on management’s current expectations about future  events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from  those expressed or implied in our forward‐looking statements. Subsequent events and developments, including actual results or  changes in our assumptions, may cause our views to change. We do not undertake to update our forward‐looking statements  except to the extent required by applicable law.  Readers are cautioned not to place undue reliance on such forward‐looking  statements.  All forward‐looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual  results and outcomes could differ materially from those included in these forward‐looking statements as a result of various factors,  including, including, but not limited to, our ability to enter into a contract to provide services to Presence Health, our ability to  enter into a contract to provide services to Ascension Medical Group, our ability to integrate the Intermedix business as planned  and to realize the expected benefits from the acquisition, our ability to successfully deliver on our commitments to Intermountain  and Ascension, fluctuations in our results of operations and cash flows, and the factors discussed under the heading “Risk Factors”  in our annual report on Form 10‐K for the year ended December 31, 2017 and any other periodic reports that the Company files  with the Securities and Exchange Commission.  This presentation includes the following non‐GAAP financial measure: Adjusted EBITDA. Please refer to the Appendix located at  the end of this presentation for a reconciliation of the non‐GAAP financial measures to the most directly comparable GAAP  financial measure. 2

Q1 2018 Financial Highlights . Revenue of $147.3 million, up $60.4 million year-over-year . Driven by onboarding of Phase-1 and Phase-2 Additional Book Ministries (ABMs) . GAAP net loss of $23.3 million compared to $8.3 million in Q1’17 . Adjusted EBITDA of $0.3 million, up $1.7 million year-over-year . Upfront costs for onboarding new business from Intermountain and expected business from Presence Health and Ascension Medical Group in Q1’18 . On track to deliver 2018 revenue of $850-900 million, and adjusted EBITDA of $50-55 million, in line with previous guidance ranges provided 3

Intermedix Acquisition Extends R1’s End-to-End Platform . Closed on 5/8/18  . Combined company value proposition is positioned around five provider needs: . A unified solution across physician offices and hospital settings to reduce administrative  burden and improve financial performance . Services and technology infrastructure applied across all care settings and payment models  . Flexibility in contracting options and contract structure . Continued innovation and investment in technology –e.g. R1 Patient Experience Platform and  Intermedix Analytics . Track record of strong performance, and a willingness to allow performance incentives in the  contract structure . Focus areas going forward:  . Investments to drive organic growth, as well as into R1’s existing channel . Coordinate resources across both companies to deploy the Ascension Medical Group contract  . Realize expected synergies . Integrate technology portfolios –advanced robotic process automation, analytics and data  visualization capabilities 4

Customer Onboarding Update . Accelerated Deployment Solution . Technology initiative designed to reduce customer’s implementation hours by more than 50% . Compresses cycle time from contract to onboarding in conjunction with other deployment‐acceleration initiatives . Intermountain Healthcare . Deployment began in early April with 2,300 employees transitioned to R1 . 70 ‘What to Expect’ meetings in one week across Intermountain facilities . Vendor rationalization began shortly after contract deployment . Optimization of work location expected to be at target in approximately 7 months . Presence Health . Expect a contract to be signed in Q2’18 and deployment to begin thereafter . Mobilized deployment teams to begin planning for employee transitions, technology implementation and  standardization of work . Ascension Medical Group . Contract signing expected in Q2’18, and onboarding scheduled to begin in late Q3 or Q4 2018 . First phase of AMG (Wisconsin physician business) onboarded in Q1’18 . Lessons learned from Wisconsin, and capacity/capability from Intermedix should allow for easier deployment and  faster value creation 5

1Q’18 non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 1Q’18 4Q’17 1Q’17 Key change driver(s) • Q/Q: Onboarding of Wisconsin  physician business Revenue $147.3 $140.3 $86.9 • Y/Y: Onboarding of Phase 2 and  Wisconsin  • Q/Q and Y/Y: Onboarding of new  business, and upfront costs  Cost of Services (non‐GAAP) $132.8 $121.9 $76.8 associated with onboarding new  business in 2018 • Q/Q and Y/Y: Expansion of  SG&A (non‐GAAP) $14.1 $12.7 $11.5 commercial efforts and legal costs • Q/Q: Seasonally lower Q1 • Y/Y: EBITDA contribution from  Adjusted EBITDA $0.3 $5.7 ($1.4) business onboarded in 2017, offset  in part by upfront costs A reconciliation of non‐GAAP to GAAP measures is provided in the Appendix to this presentation  6

Additional Commentary . Cash and equivalents of $171 million as of 3/31/18, incl. restricted cash . $17.6 million in cash provided from financing activities (driven by Intermountain equity  investment in January), offset by use of cash for: . Working capital . Capital Expenditures . $105 million use of cash related to close of Intermedix acquisition (5/8/18) . Includes transaction‐related and financing fees paid out in conjunction with the close  of the acquisition. Additionally, we funded a portion of the purchase price with  additional indebtedness.  7

Preliminary Financial Outlook1 ($ in millions) 2018 Outlook 2020 Outlook Revenue $850 – $900 $1,200 – $1,300 GAAP Operating Income ($30)‐($55) $115 – $155 Adjusted EBITDA $50 – $55 $225 – $250 NPR2 growth assumptions –$B Intermountain Health $4.6 Presence Health $2.2 Ascension Medical Group $2.0 Total $8.8 Note1: Preliminary outlook subject to changes including but not limited to adoption of ASC 606 accounting for Intermedix,  depreciation of fixed assets, purchase price accounting for amortization of intangibles and signing of Ascension Medical  Group and Presence Health contracts Note2: NPR (Net Patient Revenue) is a measure of customers’ revenue, not R1 revenue. Note:  Adjusted EBITDA is a non‐GAAP measure, please refer to the Appendix for a reconciliation of non‐GAAP financial measures. 8

Appendix

Use of Non-GAAP Financial Measures . In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income, income tax provision, depreciation and amortization expense, share-based compensation expense, reorganization- related expenses, transaction-related expenses and certain other items. . Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. . A reconciliation of GAAP net income to adjusted non-GAAP EBITDA and GAAP operating income guidance to non-GAAP adjusted EBITDA guidance is provided in this appendix. . Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 10

Reconciliation of Net Income (Loss) to Adjusted EBITDA Three Three Three Months Months Months Ended Ended Ended March 31, March December 2018 31, 2017 31, 2017 (Unaudited) Net income (loss) $(23.3) $ (8.3) $(40.2) Net interest income (0.2) (0.1) (0.1) Income tax provision (benefit) 12.7 (0.1) 36.6 Depreciation and amortization expense 4.9 3.2 4.8 Share-based compensation expense 3.9 3.7 2.5 Other 2.4 0.2 2.1 Adjusted EBITDA (non-GAAP) $0.3 $ (1.4) $5.7 11

Reconciliation of GAAP to non-GAAP Financials Reconciliation of GAAP Cost  of Services to Non‐GAAP Cost  of Services $ in millions Three Months Three Months Three Months Ended Ended Ended March 31, March 31, December 31, 2018 2017 2017 Cost of services 138.7 80.9 127.2 Less: Share-based compensation expense 1.3 1.2 1.2 Depreciation and amortization expense 4.6 2.9 4.1 Non-GAAP cost of services $ 132.8 $ 76.8 $ 121.9 Reconciliation of GAAP Selling,  General and Administrative  to Non ‐GAAP Selling, General and Administrative $  in millions Three Months Three Months Three Months Ended Ended Ended March 31, March 31, December 31, 2018 2017 2017 Selling, general and administrative 17.0 14.3 14.7 Less: Share-based compensation expense 2.6 2.5 1.3 Depreciation and amortization expense 0.3 0.3 0.7 Non-GAAP selling, general and $ 14.1 $ 11.5 $ 12.7 administrative 12

Reconciliation GAAP Operating Income Guidance to non-GAAP Adjusted EBITDA Guidance Preliminary 2018 and 2020 Outlook $ in millions 2018 2020 GAAP Operating Income Guidance ($30)‐($55) $115‐$155 Plus: Depreciation and amortization expense $25‐$30 $30‐$40 Share‐based compensation expense $15‐$20 $20‐$25 Amortization of intangibles $15‐$30 $25‐$40 Transaction expenses, severance and other  $15‐$20 $5‐$10 Adjusted EBITDA Guidance $50‐$55 $225‐$250 13